UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 26, 2018 (Date of earliest event reported)

ITT INC.

(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1133 Westchester Avenue

White Plains, New York

(Address of principal executive offices) 10604

(Zip Code)

(914) 641-2000

Registrant’s telephone number, including area code:

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2018, Victoria L. Creamer, Senior Vice President, Human Resources, of ITT Inc. (the “Company”) mutually agreed with the Company that she will resign effective January 4, 2019 (the “Separation Date”) in order to pursue other opportunities. Ms. Creamer’s separation will be treated as a termination not for cause under the terms of the Company’s executive compensation plans.

In connection with Ms. Creamer’s departure, on November 26, 2018 the Company and Ms. Creamer entered into a separation agreement and general release of claims (the “Separation Agreement”), which provides that Ms. Creamer will be eligible for the following benefits in exchange for her compliance with the terms thereof: (i) beginning on the Separation Date, 45 weeks’ pay at her current annual base salary of $385,000, paid on the Company’s regular payroll schedule through November 15, 2019; (ii) her 2018 annual incentive bonus, payable in March 2019; (iii) continuation of health benefits through January 31, 2019, and subsequent subsidized health coverage for up to six months; (iv) payment of $30,000 for outplacement services for the 12-month period following the date of the Separation Agreement; and (v) reimbursement of actual costs incurred for financial planning for 2019 up to an aggregate of $15,000. The treatment of Ms. Creamer’s restricted stock unit awards, stock option awards and performance share grants will continue to be in accordance with the terms of the relevant award agreements. Ms. Creamer will also continue to comply with the confidentiality, non-compete, non-solicit and intellectual property assignment agreement entered into with the Company as a condition of her employment.

The foregoing description is qualified by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement and General Release between ITT Inc. and Victoria L. Creamer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc. (Registrant)
November 30, 2018	By:	/s/ Mary E. Gustafsson
		Name:	Mary E. Gustafsson
		Title:	Senior Vice President, General Counsel and Chief Compliance Officer
(Authorized Officer of Registrant)